ANNUAL REPORT TO SHAREHOLDERS



COMMONWEALTH CASH RESERVE FUND







                                ANNUAL REPORT
                                March 31, 2002




                                Commonwealth Cash Reserve Fund,Inc.
                                P.O. Box 1192
                                Richmond, Virginia 23209-1192
                                (800) 338-3383





This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.


Investment Adviser

Public Financial Management, Inc.
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17011


Custodian

State Street Bank & Trust Company
125 Sunnynoll Court, Suite 200
Winston-Salem, NC 27106


Administrator and Transfer Agent

Public Financial Management, Inc.
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17011


Distributor

Commonwealth Financial Group, Inc.
38 Cohasset Lane
Cherry Hill, New Jersey  08003


Independent Auditors

Ernst & Young LLP
Two Commerce Square, Suite 4000
2001 Market Street
Philadelphia, Pennsylvania 19103


Co-Counsel

McGuireWoods Battle & Boothe LLP
One James Center
901 E. Cary Street
Richmond, Virginia 23219


Corsell Talman LLC
Rose Tree Corporate Center II, Suite 6020
1400 North Providence Road
Media, Pennsylvania 19063



















                      ANNUAL REPORT
                      March 31, 2002



               Commonwealth Cash Reserve Fund, Inc.
                         P.O. Box 1192
                  Richmond, Virginia 23209-1192
                        (800) 338-3383













                Commonwealth Cash Reserve Fund, Inc.


                   Message to our Shareholders



We are pleased to present the annual report for the Commonwealth Cash Reserve Fund for the period ended March 31,
2002.

We have just completed a remarkable year: the economy entered its first recession in a decade, short-term interest rates fell to 40-year lows, and terrorist attacks in New York and Washington closed most investment markets for nearly a week.
Any one of these events would be enough to challenge the pub-lic funds investor. The stock and fixed income markets were generally closed from September 11-14, the longest closure since the Great Depression. Mutual funds were closed as well. However, CCRF remained open for business. We worked diligently and successfully to maintain liquidity for participants through-out this trying period.


The economic downturn began in the Spring of 2001 following nearly 10 years of economic expansion. One by one the props of a buoyant economy gave way. The high tech sector led the decline just as it had led the way up in prior years. As Inter-net and telecommunications companies weakened, business invest-ment slowed. Consumer confidence waned and retail sales fell from double-digit growth levels to average 3-4% in the first half of the year. Gross domestic product, the broadest measure of growth, slowed from 4% in the first six months of 2000 to under 1% a year later. Months after the fact, the National Bureau of Economic Research decreed that the first recession of the new century had officially begun in March 2001. The job market also weakened, with the unemployment rate rising from 3.9% in October 2000 to 5.7% by the end of our fiscal year.
The economy lost more than one million jobs in the year, a far cry from the late 1990's when new jobs were created at a rate of nearly 2 million a year.

The Federal Reserve, which had been quick to raise rates in 1999 and 2000 moved just as quickly to cut rates last year. The Federal Open Market Committee (FOMC) pushed the overnight bank-lending rate to 1.75%, the lowest level since the 1950s. Short-term rates fell continuously through the fiscal year, reaching near historic low rates shortly after the September 11 events. Intermediate and long-term rates actually rose. In fact, by fiscal year end the 30-year Treasury rate stood at 5.80%, much higher than the 5.44% at March 31, 2001.

The year ahead offers a new set of challenges. Surprisingly the economic effects of the September 11 attacks appear to have been short lived. Gross domestic product for the fourth quarter of 2001 rose 1.7% and preliminary estimates show it increasing by 5.8% in the first quarter of 2002.

While the current situation may seem uncertain, we recognize that safeguarding principal is the prime responsibility of a public funds investor, and we will continue to put safety first in every investment decision we make.

As we enter the new fiscal year, we are prepared for possible
Federal Reserve interest rate moves to push the Federal funds rate higher and will continue to produce safe, high yielding investments for the Commonwealth Cash Reserve Fund's participants.

Respectfully,
Public Financial Management, Inc.

April 26, 2002

_________________________________________________________________


                        Portfolio Characteristics

                                 as of

                            March 31, 2002



                     Quality of Portfolio Holdings

                        A-1             10.9%
                        A-1+            60.2%
                        AAA             26.0%
                        AA-              2.9%




                     Average Portfolio Maturity


		        1 Day		48.3%
                        2-7 Days	 8.0%
                        8-30 Days	20.8%
                        31-90 Days	 4.8%
                        91-180 Days	 0.2%
                        > 180 Days	17.9%










                 Commonwealth Cash Reserve Fund, Inc.

                        Statement of Net Assets

			    March 31, 2002


Face
Amount                                             Maturity     Value
(000)                                      Rate      Date       (000)
         BANKERS' ACCEPTANCES (4.5%)

$ 1,348  Fleet National Bank               2.18%   04/01/02     1,348
  1,880  JP Morgan Chase Bank              1.82%   04/08/02     1,880
  1,000  Mellon Bank                       1.90%   06/21/02       996
  5,000  Rabobank (NY)			   1.82%   04/12/02     4,997
  2,000  Toronto Dominion Bank		   1.82%   04/08/02     2,000

 11,228  TOTAL BANKERS' ACCEPTANCES (Original Cost $11,194)    11,220


         CERTIFICATES OF DEPOSIT (8.4%)

  5,000  Credit Suisse First Boston        1.80%   04/22/02     5,000
  7,000  Rabobank (NY)             	   2.35%   02/19/03     7.003
  2,000  Toronto Dominion Bank             2.24%   12/13/02     2,000
  7,000  Toronto Dominion Bank		   2.49%   03/07/03     7,000

 21,000  TOTAL CERTIFICATES OF DEPOSIT (Original Cost $21,003) 21,003


         COMMERCIAL PAPER (22.7%)

 12,000  Barclays U.S. Funding             1.81%   04/08/02    11,996
 12,000  Bear Stearns Company              1.80%   04/01/02    12,000
  4,100  Centric Capital Corporation       1.81%   04/02/02     4,100
  7,065  Centric Capital Corporation       1.82%   04/30/02     7,055
  2,490  Prudential Funding Corporation    1.60%   04/05/02     2,490
 10,000  Salomon Smith Barney              1.81%   04/08/02     9,996
  8,862  Sweetwater Capital Corporation	   1.82%   04/29/02     8,850

 56,517  TOTAL COMMERICAL PAPER (Original Cost $56,392)        56,487


         CORPORATE NOTES (8.3%)

    500  General Electric Capital Corp.    2.25%   09/03/02       509
  2,000  General Electric Capital Corp.	   2.75%   02/03/03     2,070
  3,000  General Electric Capital Corp.	   2.51%   03/14/03     3,175
  7,500  Heller Financial, Inc.		   2.17%   01/15/03     7,747
  5,000  Merrill Lynch & Company	   1.92%   04/04/02     5,002
  1,110  Merrill Lynch & Company	   2.45%   02/12/03     1,143
  1,000  Morgan Stanley Dean Witter & Co.  4.19%   05/05/02     1,004

 20,110  TOTAL CORPORATE NOTES (Original Cost $20,829)         20,650


         U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.5%)

 11,000  Federal Farm Credit Bureau Discount Notes
                                           1.75%   04/01/02    11,000
 15,500  Federal Home Loan Mortgage Company Discount Notes
                                           1.80%   04/01/02    15,500
  1,330  Federal Home Loan Mortgage Company Discount Notes
                                           1.89%   12/27/02     1,311
  3,000  Federal Home Loan Mortgage Co. Global Reference Notes
                                           2.42%   02/15/03     3,118
  3,000  Federal Home Loan Mortgage Company Notes (Callable)
                                           2.30%   11/27/02     3,000
  5,123  Federal National Mortgage Associaton Benchmark Notes
                                           2.13%   02/14/03     5,123
  9,985  Federal National Mortgage Association Mortgage-
        Backed Sec. Disc. Notes            1.78%   05/01/02     9,985
  2,000  Student Loan Marketing Association Notes
                                           2.01%   02/14/03     2,000

 50,830  TOTAL U.S. GOVERNMENT AND AGENCY
         OBLIGATIONS (Original Cost $51,033)                   51,037


         REPURCHASE AGREEMENTS (35.4%)

 30,000  Goldman Sachs			   1.85%   04/01/02    30,000

           (Dated 3/25/02, repurchase price $30,011, Collateralized by Federal National Mortgage Association Pool
           Certificates, 6.5%, maturing 5/1/30, market value
           $30,612)

 50,000  Morgan Stanley Dean Witter & Co.  1.90%   04/01/02    50,000

           (Dated 3/28/02, repurchase price $50,011, Collateralized by Federal Home Loan Mortgage Corporation Pool
           Certificates, 6.5%, maturing 8/1/31, market value
           $51,005)

  8,240  Morgan Stanley Dean Witter & Co.  1.87%   04,02,02     8,240

           (Dated 3/28/02, repurchase price $8,243, Collateralized by Federal Home Loan Mortgage Corporation Pool
           Certificates, 6.997%, maturing 10/1/25, market value
           $8,402)

  88,240 TOTAL REPURCHASE AGREEMENTS (Original Cost $88,240)   88,240


$247,925 TOTAL INVESTMENTS (99.8%) (Original Cost $248,691)   248,637

         OTHER ASSETS AND LIABILITIES (0.2%)                     $407

         NET ASSETS (100%)
             Applicable to 249,043,502 outstanding shares of
             beneficial interest (500,000,000 shares
             authorized - no par value)                      $249,044


        NET ASSET VALUE, OFFERING PRICE AND
        REDEMPTION PRICE PER SHARE                              $1.00

        AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
                                                Amount           Per
                                                (000)           Share

        Paid in Capital                       $249,044          $1.00
        Undistributed Net Investment Income          -              -
        Accumulated Net Realized Gain                -              -
        Unrealized Appreciation (Depreciation)
        of Investments                               -              -
        NET ASSETS                            $249,044          $1.00



The accompanying notes are an integral part of these financial statements.





                Commonwealth Cash Reserve Fund, Inc.

                     Statement of Operations

                    Year Ended March 31, 2002


                                                              (000)
INVESTMENT INCOME

  Interest Income                                           $ 8,130

EXPENSES

  Management Fees                                               423
  Custodian Fees                                                 50
  Distribution Fees                                              34
  Legal Fees                                                     23
  Audit Fees                                                     12
  Directors Fees and Expenses                                     8
  Insurance, Registration Fees and Other                         34

   Total Expenses                                               584
   Less Expenses Waived by Investment Advisor and Distributor  (201)

         Net Expenses                                           383

   Net Investment Income                                      7,747
   Net Realized Gains on Investments	  			 94
   Net Increase in Net Assets Resulting from Operations     $ 7,841


The accompanying notes are an integral part of these financial statements.



                 Commonwealth Cash Reserve Fund, Inc.

                 Statements of Changes in Net Assets


                                               Year Ended March 31,
                                                2002           2001

                                               (000)          (000)

INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS

   Net Investment Income                   $   7,747      $ 12,270
   Net Realized Gains on Investments	          94            47

   Net Increase in Net Assets 		       7,841	    12,317

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net Investment Income                      (7,747)      (12,270)
   Net Realized Gains on Investments		 (94)          (47)

	Total Distributions		      (7,841)	   (12,317)

CAPITAL SHARE TRANSACTIONS (at $1.00 per share)

   Issued                                    671,750       644,868
   Redeemed                                 (683,049)     (540,391)
   Distributions Reinvested                    7,841        12,317

   Net (Decrease) Increase from
   Capital Share Transactions                 (3,458)      116,794

     Total (Decrease) Increase in Net Assets  (3,458)      116,794

NET ASSETS

   Beginning of Year                         252,502       135,708

   End of Year                              $249,044      $252,502



The accompanying notes are an integral part of these financial statements.




                    Commonwealth Cash Reserve Fund, Inc.

                           Financial Highlights


                                       Year Ended March 31,

                          2002     2001     2000     1999     1998
For a Share Outstanding
Throughout Each Year

NET ASSET VALUE,
 BEGINNING OF YEAR       $1.000   $1.000   $1.000   $1.000   $1.000

INCOME FROM INVESTMENT
 OPERATIONS

  Net Investment Income   0.031    0.062    0.053    0.053    0.055

TOTAL FROM INVESTMENT
 OPERATIONS               0.031    0.062    0.053    0.053    0.055

LESS: DISTRIBUTIONS

 Net Investment Income   (0.031)  (0.062)  (0.053)  (0.053)  (0.055)

TOTAL DISTRIBUTIONS      (0.031)  (0.062)  (0.053)  (0.053)  (0.055)

NET ASSET VALUE,
  END OF YEAR            $1.000   $1.000   $1.000   $1.000   $1.000

Total Return              3.12%    6.46%    5.43%    5.40%    5.68%

Ratios/Supplemental Data

Net Assets, End of
  Year (000)           $249,044 $252,502 $135,708 $113,731 $120,359

Ratio of Expenses to
 Average Net Assets       0.15%    0.15%    0.15%    0.15%    0.15%

Ratio of Expenses to
 Average Net Assets
 before Fee Waivers       0.23%    0.24%    0.25%    0.25%    0.25%

Ratio of Net
 Investment Income
 to Average Net Assets    3.07%    6.24%    5.34%    5.28%    5.54%

Ratio of Net
 Investment Income
 to Average Net Assets
 before Fee Waivers       2.99%    6.15%    5.24%    5.18%    5.44%






The accompanying notes are an integral part of these financial statements.



               Commonwealth Cash Reserve Fund, Inc.


                  Notes to Financial Statements

ORGANIZATION

A. The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986. The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions, public bodies and institutions, such as universities, hospitals and not-for-profit organizations. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

B. The following significant accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States. The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The significant accounting policies are as follows:

   1. Securities held are stated at amortized cost, which approxi-mates fair value at March 31, 2002. It is the Fund's policy to compare amortized cost and fair value of securities weekly and as of the last business day of each month.

   2. Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method. Discounts and premiums are accreted and amortized, respec-tively, to interest income over the lives of the respective securities.

   3. Dividends from net investment income and net realized gains on investments are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last day of each month.

   4. The Fund invests cash in repurchase agreements secured by U.S. Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   5. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. At March 31, 2002, the cost of securities for federal income tax purposes is the same as the amounts reported for financial reporting purposes. All distributions paid by the fund are considered ordinary income for federal income tax purposes. The Fund has no undistributed income as of March 31, 2002.





               Commonwealth Cash Reserve Fund, Inc.

            Notes To Financial Statements (continued)




FEES AND CHARGES


C. Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate
      agreements with the Fund expiring November 21, 2002.   Fees
      for investment advisory services are calculated at an annual rate of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million. Fees for the administration services are calculated at an annual rate of .05% of average daily net assets. Fees for transfer agent services are limited to out-of-pocket expenses attributable to the performance of duties under the transfer agency agreement. There were no transfer agent fees charged for the year ended March 31, 2002. PFM waived $195,000 of its fees under the advisory and administration agreements so that the aggregate operating expenses of the Fund would not exceed .15% of the Fund's average net assets for the Fund's fiscal year ended March 31, 2002. Fees paid to PFM, after such waivers represented .09% of average net assets for the fiscal year ended March 31, 2002.

      The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serve as the Fund's Distributor pursuant to a distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distri-butor. The Distribution Plan authorizes the Fund to reim-burse the Distributor for expenses incurred by the Distri-butor in connection with the sale, promotion and distribu-tion of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any pay-ments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the year ended March 31, 2002 total payments made to the Distributor under the Plan were $22,610, after waiving fees of $6,000.

      During the year ended March 31, 2002, the Fund paid approxi-mately $13,800 for legal services of a law firm of which the Secretary of the Fund is a Partner.

GOVERNMENTAL ACCOUNTING STANDARDS

D. Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other muni-cipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS, its March 31, 2002 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent, but not in the Fund's name.












          Report of Independent Auditors



To the Shareholders and the Board of Directors of the Commonwealth Cash Reserve Fund, Inc.

We have audited the accompanying statement of net assets of the Commonwealth Cash Fund, Inc. (the "Fund") as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1998 were audited by other auditors whose report dated April 24, 1998, ex-pressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures in-cluded confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits pro-vide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with account principles generally accepted in the United States.



                                          Ernst & Young LLP

Philadelphia, Pennsylvania
April 26, 2002




                 The Fund's Board of Directors


Each member of the Board of Directors of the Fund was elected by the Fund's shareholders. Under the Fund's amended and restated By-laws, each of the Fund's Directors will hold office until his successor is elected and qualified or until earlier resignation or removal. Vacancies of the Board of Directors may be filled by the remaining Board members until the next shareholders' meeting, subject to restrictions described below.

OFFICERS AND AFFILIATED DIRECTORS. The follwing table sets forth certain information about the Funds Officers, as well as those Directors who are affiliated with the Fund's investment advisor or principal underwriter and are therefore "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.


Name		    Position(s) Held	   Principal Occupation(s)
Address             with Fund (Number of   During the Past Five
Age                 Portfolios in Fund	   Years (Other
(Served Since)	    Complex Overseen by	   Directorships Held by
		    Director)		   Officer and/or Director)
___________________________________________________________________

Jeffrey A. Laine    Director, President    President, Commonwealth
38 Cohasset Lane    & Treasurer		   Financial Group, Inc.
Cherry Hill, NJ     (1)		           (the Fund's Distributor)
Age: 44					   1994-present; Pres.,
(1986)					   Laine Financial Group,
					   Inc. (an investment
					   advisory firm) 1992-
					   present;
          				   (0)

Martin P. Margolis  Director, Vice         President, PFM Asset
One Keystone Plaza  President		   Management LLC (an in-
N. Front & Market   (1)		           vestment advisory firm)
Streets					   2001-present; Managing
Harrisburg, PA 17101			   Director, Public Finan-
Age:  57				   cial Management, Inc.,
(1996)					   (the Fund's Investment
					   adviser) 1986-present;
					   Partner, Financial Man-
					   agement Services, Inc.,
					   1978-1986
					   (0)

Arthur E. Anderson II Secretary		   Mr. Anderson has been a
One James Center      (1)		   partner of the law firm
901 E. Cary St.				   McGuire Woods LLP for
Richmond, VA  23219			   more than the last five
Age:  43				   years
(1994)					   (0)
___________________________________________________________________
The Fund does not pay fees to Directors who are "interested per-sons" or to any of the Fund's officers. No officer of the Fund received any remuneration as an officer or employee of the Fund during the Fund's fiscal year ended March 31, 2002, nor does the Fund intend to pay any remuneration toany officer during the coming fiscal year. For further information on payments made to officers of the Fund for services performed, refer to Note C of the finan-cial statements.



          The Fund's Board of Directors (continued)


INDEPENDENT DIRECTORS. The following table sets forth certain information about those Directors of the Fund who are not "interested persons" as that term is defined in the Investment
Company Act of 1940 ("Independent Directors").

Name		   Position(s) Held      Principal Occupation(s)
Address		   with Fund (Number of  During the Past Five Years
Age		   Portfolios in Fund    (Other Directorships Held
(Served Since)	   Complex Overseen by   by Independent Director)
                   Director)
___________________________________________________________________
Giles Dodd	      Director		 Retired Finance Assistant
921 Lindsley Drive    (1)		 to City Manager, City of
Virginia Beach, VA		         Greenville, SC, 1995-1996;
23454					 Past President Virginia
Age: 75 				 Government Finance
(1996)					 Officers Association
					 (0)

Robert J. Fagg, Jr.   Director		 Retired Director of the
1605 Westcastle Dr.   (1)		 Annual Giving Program,
Richmond, VA  23233			 Virginia Commonwealth
Age:  62				 University,  1981-1998
(1986)					 (0)


Robert R. Sedivy      Director		 Vice President-Finance
3804 Wellesley Terr.  (1)		 and Treasurer, Collegiate
Circle					 School, Richmond, VA,
Richmond, VA  23233			 1988-present; Past Pres.
Age:  56				 Virginia Association of
(1996)					 Independent Schools,
					 Financial Officers Group
					 (0)
__________________________________________________________________


Directors who are not "interested persons" of the Fund receive from the Fund an annual retainer of $1,000 plus $250 per meeting attended. Forthe fiscal year ended March 31, 2002, such fees totaled $5,750. The Independent Directors are responsible for the nomination of any individual to serve as an Independent Director.



         The Fund's Board of Director's (continued)



ADVISORY BOARD. The Board of Directors of the Fund has appointed an Advisory Board to provide consultation and advice to the Fund from time to time. The following tables sets forth certain infor-mation about those individuals serving on the Advisory Board as of March 31, 2002.

Name		   Positions Held with   Principal Occupation(s)
Address		   with Fund (Number of  During the Past Five Years
Age 		   portfolios in Fund    (Other Directorships Held
(Served Since)	   Complex Overseen by   by Advisory Board Member)
                   Director)
___________________________________________________________________

Larry W. Davenport     Advisory Board  Director of Finance,South-
1944 Ravencroft Ln.    Member	       eastern Public Service
Virginia Beach, VA     (1)	       Authority, Virginia, 1998-
23454				       present;  Financial Analyst,
Age: 55 			       City of Virginia Beach,
(1995)				       Virginia, 1998-present


Dennis W. Kerns	       Advisory Board  Director of Finance, King
19128 Sturgis Lane     Member	       George County, 2001-present;
Warrenton, VA 20186    (1)	       Director of Finance, Cul-
Age: 65				       pepper County, 1997-2001;
(1996)				       Director of Finance, County
				       of Henrico, Virginia, 1992-
				       1997; Past President Vir-
				       ginia Government Finance
				       Officers Group
				       (0)

Christopher Martino    Advisory Board  Director of Finance, Prince
1 County Complex Ct.   Member	       William County, Virginia,
Prince William, VA     (1)	       February 1996-present;
22192				       Controller, City of Rye,
Age: 45				       New York, 1988-1996;
(1996)				       (0)

Roger W. Mitchell,Jr.  Advisory Board  Director of Finance/
9461 Jamesons Mill Rd. Member 	       Treasurer, Town of Culpepper,
Culpepper, VA  22701   (1)	       Virginia, 1991-present;
Age:  41			       (0)
(1994)

Clarence A. Robinson   Advisory Board  Director of Fiscal Affairs,
1401 Prince Edward St. Member	       City of Fredricksburg, 1986-
Fredricksburg, VA      (1)	       present;
22401				       (0)
Age:  54  (1998)
___________________________________________________________________
Members of the Advisory Board receive no compensation from the
Fund.
___________________________________________________________________
The Fund's statement of Additional information (SAI) includes addi-tional information about the Officers, Directors and Advisory Board Members, and is available, without charge, upon request by calling
(800) 338-3383.